Exhibit 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) dated as of February 23, 2023, is made by NDS NUTRITION PRODUCTS, INC., a Florida corporation (“NDS”), ISATORI, INC., a Delaware corporation (“II”), and 1000374984 ONTARIO INC., a corporation existing under the laws of Ontario (“Ontario” and, with NDS and II, the “Guarantors”), to FIRST-CITIZENS BANK & TRUST COMPANY (the “Bank”).

RECITALS

WHEREAS, FitLife Brands, Inc. (“Borrower”), which is the parent of Guarantors, and Bank are entering into an Amended and Restated Credit Agreement of even date herewith (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which Bank has agreed to make certain extensions of credit to Borrower; and

WHEREAS, it is a condition precedent to the making of the Loans (as defined in the Credit Agreement) under the Credit Agreement that Guarantors shall have executed and delivered this Guaranty; and

WHEREAS, Guarantors will directly and economically benefit as a result of the Loans; and

WHEREAS, capitalized terms used in this Guaranty without definition have the meanings given them in the Credit Agreement.

NOW, THEREFORE, in consideration of the above premises and in order to induce Bank to make the Loans, which Loans will directly or indirectly benefit the Guarantors, the Guarantors agree as follows:

1.           Guaranty. Each Guarantor hereby jointly and severally unconditionally guarantees the following (the “Obligations”):

(i)         the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all now existing or hereafter created debts and obligations of Borrower to Bank, including, without limitation, under the Credit Agreement, the Notes and the other Loan Documents to which Borrower is a party and any other agreement or instrument relating thereto, whether for principal, interest, fees, expenses or otherwise, including without limitation the “Obligations” as defined in the Credit Agreement;

(ii)         the payment of any and all expenses (including counsel fees and expenses) incurred by Bank in enforcing any rights under this Guaranty; and

(iii)         performance of all obligations of Borrower now or hereafter existing under the Credit Agreement and other Loan Documents.

The term “Obligations” as used herein shall include, without limitation, any and all interest accruing on the Obligations after the commencement of any bankruptcy or insolvency proceedings by or on behalf of Borrower, notwithstanding any provisions or rule of law which might restrict the rights of Bank to collect such interest.

Guaranty
FitLife Brands

2.          Guaranty Absolute. Each Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Bank with respect thereto. This is a guaranty of payment, and not merely a guaranty of collection, and each Guarantor hereby waives all guarantorship and suretyship defenses, generally. The liability of each Guarantor under this Guaranty shall be absolute, unlimited and unconditional irrespective of:

(i)         any lack of validity or enforceability of the Credit Agreement, a Note, any other Loan Document or any other agreement or instrument relating thereto;

(ii)         any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment, modification, or supplement or waiver of or any consent to departure from the Credit Agreement, a Note or any other Loan Document and any other agreement or instrument relating thereto;

(iii)         any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

(iv)         any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty, a Note or any other Loan Document (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof;

(v)         any bankruptcy, reorganization, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against Borrower or any Guarantor or any discharge, limitation, modification or release of liability of Borrower or any Guarantor by virtue of such proceedings;

(vi)         the release of Borrower or any Guarantor from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law;

(vii)         any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or any Guarantor.

This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time a claim is ever made upon Bank for repayment or recovery of any amounts received by Bank in payment or on account of any of the Obligations of Borrower to Bank, and Bank repay all or part of said amount by reason of:

(A)         any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property, or

(B)         any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower), or

Guaranty
FitLife Brands

(C)         upon the insolvency, bankruptcy or reorganiza‐tion of Borrower or otherwise, then and in such event each Guarantor agrees that any such judgment, decree, order, settlement, compromise or insolvency, bankruptcy or reorganization of Borrower shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of a Note or other instrument evidencing any of the Obligations of Borrower to Bank and such Guarantor shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

3.          Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty, and any requirement that Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower or any other person or entity or any collateral, and any notice from Bank of the financial condition of Borrower regardless of Bank’s knowledge thereof, and any right or claim to cause a marshaling of the assets of Borrower or any Guarantor, and any defense at law or in equity on the adequacy or value of the consideration for this Guaranty, regardless of whether Bank has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to such Guarantor (it being understood and agreed that each Guarantor is fully responsible for being and keeping informed of any and all circumstances bearing on the risk that liability may be incurred by Guarantors hereunder). Bank, in its sole discretion, may at any time enter into agreements with Borrower to amend, modify or change the Credit Agreement and any other documents evidencing, securing or relating to the Loans, or waive or release any provision or provisions thereof and, with reference thereto, may make and enter into all such agreements as Bank may deem proper or desirable, without any notice or further assent from any Guarantor and without in any manner impairing or affecting this Guaranty or any of Bank’s rights hereunder or any Guarantor’s obligations hereunder. Further, each Guarantor authorizes Bank, without notice or demand and without affecting such Guarantor’s liability hereunder, from time to time to: (i) renew, extend, accelerate, modify, compromise, settle, release, or otherwise change the time of payment of, or otherwise change any or all of the terms of the Obligations or any part thereof, including collateral securing the same, if any, and specifically including, without limitation, increase or decrease of the rate of interest thereon; (ii) accept partial payments on such Obligations; (iii) accept new, substitute, or additional documents, instruments, or agreements relative to such Obligations; (iv) apply any collateral and direct the order or manner of sale thereof as Bank in its sole discretion may determine; (v) release or substitute any one or more of any other guarantors without affecting the obligations of the undersigned hereunder; and (vi) settle, release on terms satisfactory to Bank, or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate any Obligations and/or collateral therefor in any manner, consent to the transfer of collateral and to bid on and to purchase collateral at any sale without affecting or impairing the obligations of any Guarantor hereunder.

4.          Subrogation. Until all Obligations are paid to Bank, each Guarantor hereby expressly waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by such Guarantor hereunder, including without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Bank against Borrower or any collateral which Bank now has or hereafter acquires, whether or not such claim arises in equity, under contract, by statute, under common law or otherwise. Notwithstanding the foregoing, if any amount shall be paid to any Guarantor on account of any claimed subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Bank and shall forthwith be paid to Bank to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor agrees that all indebtedness of Borrower to such Guarantor, whether now existing or hereafter created, direct or indirect, contingent, joint, several, independent, due or to become due, or held or to be held by such Guarantor, whether created directly or indirectly or acquired by assignment or otherwise, be and hereby is expressly subordinated and junior in right of payment to all of the Obligations. Until the Obligations are repaid in full and the Revolving Line of Credit has terminated, Guarantors shall take no action to enforce payment of any such subordinated indebtedness by Borrower.

Guaranty
FitLife Brands

5.          Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(i)         Such Guarantor is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(ii)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person or entity is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

(iii)         This Guaranty is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

(iv)         Except as disclosed to Bank, there is no pending or threatened action or proceeding affecting such Guarantor before any court, arbitrator or governmental agency, which may materially adversely affect the financial condition or operations of such Guarantor, or which purports to affect the legality, validity or enforceability of this Guaranty.

(v)         Since the date of the last financial statements provided to Bank, there has been no material adverse change in the assets, net worth, credit standing or other financial condition of such Guarantor. As of the date of this Guaranty, no petition in bankruptcy or insolvency has been filed by or against such Guarantor, nor has any application been made for the appointment of a receiver or trustee relating to the business or assets of such Guarantor, nor has such Guarantor made an assignment for the benefit of creditors or taken any other similar action.

6.         Covenants of Guarantors. So long as any Obligations remain unpaid or the Revolving Line of Credit remains in effect each Guarantor will provide Bank with such financial statements and related information and documentation as may be required to be provided by such Guarantor pursuant to the Credit Agreement.

7.          Event of Default and Remedies Upon Default. For purposes of this Section 7 “Event of Default” means:

(i)         any default with respect to payment or performance of any of the Obligations; or

Guaranty
FitLife Brands

(ii)         any default with respect to the observance or performance of any covenant or agreement of a Guarantor herein set forth or set forth in any document or instrument delivered in connection herewith and securing performance by a Guarantor; or

(iii)         any defined “Event of Default” under the Credit Agreement or any of the Loan Documents; or

(iv)         the commencement or filing of any proceedings by or against any Guarantor, or any of Guarantor’s assets or properties, under the provisions of any bankruptcy, reorganization, arrangement, insolvency, receivership, liquidation or similar law for the relief of debtors, and, except with respect to any such proceedings instituted by any Guarantor, such proceedings are not discharged within thirty (30) days of their commencement; or

(v)         any representation or warranty made herein or any financial statement or other information furnished by a Guarantor pursuant hereto shall prove to have been false or misleading in any material respect on the date as of which the same was made or furnished.

If an Event of Default shall occur, then or at any time thereafter while such Event of Default shall continue, Bank may declare all Obligations, regardless of their terms, for purposes of this Guaranty, together with all Obligations of each Guarantor hereunder to be due and payable, in which event such Guarantor shall provide for immediate payment of all Obligations, and Bank may proceed to enforce this Guaranty in accordance with the terms and provisions of this Guaranty and pursue all rights and remedies as provided by applicable law.

8.          Solvency of Borrower. Without limiting the generality of any of the other provisions hereof, each Guarantor specifically agrees that upon the dissolution of Borrower and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against Borrower, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate Borrower, the Obligations shall be forthwith due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, each Guarantor shall, upon Bank’s demand, whenever made, pay to Bank an amount equal to the then unpaid principal balance of and accrued interest on the Obligations, including interest accruing on the Obligations after the commencement of any bankruptcy or insolvency proceedings, notwithstanding any provision or rule of law which might restrict the rights of Bank to collect such interest.

9.          Savings Clause. Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability under this Guaranty shall be limited to any amount not to exceed as of any date of determination the amount which could be claimed by Bank from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Bankruptcy Code (Title 11, U.S.C.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Guarantor, if any. To the end set forth above, but only to the extent that the Obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Obligations, if the Obligations would render such Guarantor insolvent, or leave such Guarantor with unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Obligations are deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

Guaranty
FitLife Brands

10.          Amendments; Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.        Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, express couriered, telegraphed, telecopied, emailed or hand delivered, if to a Guarantor, c/o Borrower at its address specified in the Credit Agreement, if to Bank, at its address specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, upon delivery; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; and (C) if delivered by facsimile or electronic mail, when sent and, in the case of a facsimile, appropriate answerback has been received by sender; provided, however, that notices and other communications to Bank shall not be effective until actually received by Bank.

12.          No Waiver; Remedies. No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Bank by law or under the Credit Agreement or Loan Documents. This Guaranty is in addition to, and exclusive of, the guaranty of any other guarantor. The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor, whether action is brought against Borrower or any other Guarantor or whether Borrower or any Guarantor be joined in any such action or actions; or whether any action be commenced or completed with respect to any collateral securing payment of the Obligations, and each Guarantor waives the benefit of any statute of limitations affecting liability hereunder or the enforcement hereof.

13.          Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing against any and all of the obligations of a Guarantor now or hereinafter existing under this Guaranty, irrespective of whether or not Bank shall have made any demand under this Guaranty and although such deposits, indebtedness or obligations may be unmatured or contingent. The rights of Banks under this Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set off) which Bank may have.

Guaranty
FitLife Brands

14.          Continuing Guaranty; Transfer of Notes. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of payment in full of the Obligations and all other amounts payable under this Guaranty and the termination of the Revolving Line of Credit, (ii) be binding upon each Guarantor, its successors, transferees and assigns, and (iii) inure to the benefit of and be enforceable by Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (ii), Bank may assign or otherwise transfer a Note to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Bank herein or otherwise.

15.          Consent to Jurisdiction. (i) Each Guarantor hereby irrevocably submits to the jurisdiction of any Nebraska State or Federal court sitting in Douglas County, Nebraska in any action or proceeding arising out of or relating to the Guaranty, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Nebraska State court or in such Federal court. Each Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Guarantor irrevocably consents to the service of copies of the summons and compliant and any other process which may be served in any such action or proceeding by the mailing of copies of such process to such Guarantor to its address specified in Section 11. The Guaranty shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(ii)         Nothing in this Section 15 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdictions.

16.          Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Nebraska.

17.          WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

18.          Expenses. Guarantors jointly and severally agree to pay or cause to be paid and to save Bank harmless against liability for the payment of all out-of-pocket expenses, including fees and expenses of counsel for Bank, incurred by Bank from time to time arising in connection with Bank’s enforcement or preservation of rights under this Guaranty, including but not limited to such expenses as may be incurred by Bank in connection with any default by Guarantors of any of their obligations hereunder.

19.          Severability. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

Guaranty
FitLife Brands

20.         Successor and Assigns. This Guaranty shall inure to the benefit of and bind the successors, transfers and assigns of Bank and of Guarantors. The liability of each Guarantor shall be joint and several, each Guarantor to be fully liable hereunder irrespective of the disqualification of any other Guarantor and Bank may proceed against one or less than all of the Guarantors, such proceeding not being deemed an election, and Bank may, at any time thereafter in the event full payment has not been realized, proceed against the other Guarantors. Bank may release any Guarantor hereon or any other endorser, surety, or guarantor of the Obligations without affecting the liability hereunder of any Guarantor not released by Bank.

21.         Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Guaranty. Receipt of an executed signature page to this Guaranty by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by Bank shall deemed to be originals thereof.

SIGNATURE PAGE TO FOLLOW

Guaranty
FitLife Brands

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

NDS NUTRITION PRODUCTS, INC., a Florida corporation

By:
Name:
Title:

ISATORI, INC., a Delaware corporation

By:
Name:
Title:

1000374984 ONTARIO INC., a corporation existing under the laws of Ontario

By:
Name:
Title:

Guaranty
FitLife Brands